UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 10, 2011
Forest City Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Terminal Tower, 50 Public Square
Suite 1100, Cleveland, Ohio	44113

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 216-621-6060
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
On May 10, 2011, Forest City Enterprises, Inc. (the “Company”) completed an exchange of $40,000,000 in the aggregate principal amount of the Company’s outstanding 5.00% Convertible Senior Notes due 2016 (the “Convertible Senior Notes”) for 3,444,293 shares of the Company’s Class A common stock, par value $0.33-1/3 per share (the “Class A Common Stock”) pursuant to separate, privately negotiated exchange agreements with certain holders of the Convertible Senior Notes. The Class A Common Stock was issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended. Shares of the Company’s Class A Common Stock issuable upon the exchange of the Convertible Senior Notes have been listed on the New York Stock Exchange.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.
Date: May 10, 2011	By: /s/ ROBERT G. O’BRIEN
	Name:	Robert G. O’Brien
	Title:	Executive Vice President and Chief Financial Officer